[Image]       Scudder Global Fund Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     January 1, 1997

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     1. What Is The Fund's Objective?
     --------------------------------

     Scudder Global Fund seeks to provide long-term growth of capital through investment primarily in equity securities of companies which are incorporated in the U.S. or in foreign countries.

     2. What Does The Fund Invest In?
     --------------------------------

     The Fund invests primarily in common stock, preferred stock and debt securities that may be converted into common stock. The Fund invests on a worldwide basis in companies which are incorporated in the U.S. or in foreign countries. The Fund invests in companies that the Fund's investment adviser, Scudder, Stevens & Clark, Inc., believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. It is expected that investments will include companies of varying size as measured by assets, sales or capitalization. The Fund will usually invest in at least three countries, one of which may be the U.S. It also may invest in the debt securities of U.S. and foreign issuers. It is expected that investments will be spread broadly around the world.

     3. What Are The Risks Of Investing In The Fund?
     -----------------------------------------------

     Global investing involves economic and political considerations and possibly legal restrictions not typically found in U.S. markets, which may affect the value of the Fund's investments. Also, foreign securities often have less publicly available information and are subject to different regulations than domestic securities. Political events, changes in the perceived creditworthiness of issuers, higher brokerage costs, fluctuating national interest rates, foreign taxes and movements in foreign currencies will affect the value of the Fund's holdings which determine the Fund's share price. Some of the Fund's investments are denominated in foreign currencies, therefore, the Fund may incur currency conversion costs and the strength or weakness of the U.S. dollar against these currencies may result in fluctuations of share price, which is likely to vary from day to day.

     Movements of the stock markets or in the types of securities held in the Fund's portfolio may affect the Fund's share price. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     In addition, the Fund's holdings in unrated securities and securities rated below investment-grade (i.e., "junk bonds") carry a greater risk of default and more price volatility than securities rated investment-grade.

     4. For Whom Is This Fund Appropriate?
     -------------------------------------

     You may wish to consider this Fund if you are seeking long-term capital growth and:

        o plan to hold your investment for the long-term (at least 5 years or more),
        o can tolerate fluctuation in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks associated with global investing.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Global Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended June 30, 1996.

       Investment management fee                          0.96%

       12b-1 fees                                         None

       Other expenses                                     0.38%
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       Total Fund operating expenses                      1.34%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $14            $42               $73               $161

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?
     -------------------------------------------

     This chart shows how the Fund has performed since it commenced operations on July 23, 1986, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

     THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

        BAR CHART TITLE: Total returns for years ended December 31:
        BAR CHART DATA:

                            1987        3.03%
                            1988       19.19
                            1989       37.41
                            1990       -6.40
                            1991       17.07
                            1992        4.54
                            1993       31.10
                            1994       -4.20
                            1995       20.53
                            1996       13.65


                    The Fund's Average Annual Total Return
                    for the period ended December 31, 1996


                             One Year          13.56%
                             Five Years        12.46%
                             Ten Years         12.77%

     7. Who Manages The Fund?
     ------------------------

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process.

     Lead Portfolio Manager William E. Holzer has had day-to-day responsibility for the Fund's worldwide strategy and investment themes since its inception in 1986. Mr. Holzer, who has over 20 years' experience in global investing, joined Scudder in 1980. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined Scudder in 1976 and the team in 1993. Alice Ho, Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Ms. Ho, who joined Scudder in 1986 as a member of the institutional and private investment counsel areas, has worked as a portfolio manager since 1989.

     8. How Can I Invest?
     --------------------

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?
     ---------------------------

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?
     --------------------------------

     The Fund typically makes dividends and capital gains distributions, if any, in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from net investment income may qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?
     ---------------------------------------

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund


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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder